SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)            October 6, 2000
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                              THE WARNACO GROUP, INC.
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                (Exact Name of Registrant as Specified in Charter)


       Delaware                        1-10857                  95-4032739
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(State or Other Jurisdiction         (Commission              (IRS Employer
     of Incorporation)               File Number)           Identification No.)


90 Park Avenue, New York, New York                                       10016
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(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code            (212) 661-1300
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                                    N/A
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       (Former Name or Former Address, if Changed Since Last Report)




ITEM 5.               OTHER EVENTS.

        On October 6, 2000, The Warnaco Group, Inc. and/or one or more of its subsidiaries completed certain financing transactions previously announced to amend and extend up to $2.56 billion of existing financing facilities on a secured basis through August 12, 2002. The principal agreements entered into on October 6, 2000 included (i) the Intercreditor Agreement, (ii) the Amendment, Modification, Restatement and General Provisions Agreement, (iii) the Amended and Restated Receivables Purchase Agreement and (iv) the Trade Credit Agreement. On September 19, 2000, Warnaco entered into (i) the Memorandum of Understanding with Scotia Capital (U.S.A.) Inc. which amended the equity forward purchase transaction dated December 10, 1999 and (ii) the Memorandum of Understanding with SunTrust Bank which amended the equity forward purchase transaction dated February 10, 2000. The Company also issued a press release on October 6, 2000 announcing the completion of the financing transactions previously announced on July 20, 2000 and September 29, 2000. All of the aforementioned documents are both attached hereto as exhibits and incorporated herein by reference.



ITEM 7.             FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                    EXHIBITS.

      (c)           Exhibits.

        99.1 Intercreditor Agreement, dated as of October 6, 2000, among The Warnaco Group, Inc., Warnaco Inc., the other subsidiaries of The Warnaco Group, Inc. party thereto, The Bank of Nova Scotia, as Administrative Agent, The Bank of Nova Scotia and Salomon Smith Barney Inc., as Lead Arrangers, The Bank of Nova Scotia and Citibank, N.A., as Debt Coordinators, The Bank of Nova Scotia, Salomon Smith Barney Inc., Morgan Guaranty Trust Company of New York, Commerzbank A.G., New York Branch and Societe Generale, as Arrangers, Societe Generale, as Security Agent, the other financial institutions from time to time parties thereto and State Street Bank and Trust Company, as Collateral Trustee.

        99.2 Amendment, Modification, Restatement and General Provisions Agreement, dated as of October 6, 2000, among The Warnaco Group, Inc., Warnaco Inc., the other subsidiaries of The Warnaco Group Inc., party thereto, The Bank of Nova Scotia and Citibank N.A., as Debt Coordinators, The Bank of Nova Scotia, as Administrative Agent and State Street Bank and Trust Company, as Collateral Trustee.

        99.3 Amended and Restated Receivables Purchase Agreement, dated as of October 6, 2000 among Warnaco Operations Corporation, as Seller, Gregory Street, Inc., as Servicer, various financial institutions, as Purchasers, The Bank of Nova Scotia, as Agent and Citibank, N.A., as the Co-Agent.

        99.4 Credit Agreement dated as of October 6, 2000 among Warnaco Inc., as the U.S. Borrower, Designer Holdings, Ltd., as the Sub Borrower, Authentic Fitness Products Inc. and the other wholly-owned subsidiaries of The Warnaco Group, Inc. designated from time to time, as the Warnaco Sub Borrowers, Warnaco (HK) Ltd., Warnaco B.V., Warnaco Netherlands B.V. and Warnaco Holland B.V., as the Foreign Borrowers, The Warnaco Group, Inc., as Guarantor, certain financial institutions, as the Lenders, The Bank of Nova Scotia and Bank of America, N.A., as the Fronting Bank and The Bank of Nova Scotia, as the Administrative Agent for the Lenders and The Bank of Nova Scotia and Salomon Smith Barney, Inc. as Co-Lead Arrangers and Co-Book Managers (the "Trade Credit Agreement").

        99.5 Memorandum of Understanding, dated September 19, 2000 between Scotia Capital (U.S.A.) Inc. and The Warnaco Group, Inc.

        99.6 Equity Forward Purchase Transaction, dated December 10, 1999 between Scotia Capital (U.S.A.) Inc. and The Warnaco Group, Inc.

        99.7 Memorandum of Understanding, dated September 19, 2000 between SunTrust Bank and The Warnaco Group, Inc.

        99.8 Equity Forward Purchase Transaction, dated February 10, 2000 between SunTrust Bank and The Warnaco Group, Inc.

        99.9   Press Release, dated October 6, 2000.




                                 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       THE WARNACO GROUP, INC.


Dated:  October 11, 2000         By:          /s/  Stanley P. Silverstein
                                       ---------------------------------------
                                       Name:  Stanley P. Silverstein
                                       Title: Vice President, General Counsel
                                              and Secretary




                               EXHIBIT INDEX


Exhibit No.    Description
-----------    -----------

99.1 Intercreditor Agreement, dated as of October 6, 2000, among The Warnaco Group, Inc., Warnaco Inc., the other subsidiaries of The Warnaco Group, Inc. party thereto, The Bank of Nova Scotia, as Administrative Agent, The Bank of Nova Scotia and Salomon Smith Barney Inc., as Lead Arrangers, The Bank of Nova Scotia and Citibank, N.A., as Debt Coordinators, The Bank of Nova Scotia, Salomon Smith Barney Inc., Morgan Guaranty Trust Company of New York, Commerzbank A.G., New York Branch and Societe Generale, as Arrangers, Societe Generale, as Security Agent, the other financial institutions from time to time parties thereto and State Street Bank and Trust Company, as Collateral Trustee.

99.2 Amendment, Modification, Restatement and General Provisions Agreement, dated as of October 6, 2000, among The Warnaco Group, Inc., Warnaco Inc., the other subsidiaries of The Warnaco Group Inc., party thereto, The Bank of Nova Scotia and Citibank N.A., as Debt Coordinators, The Bank of Nova Scotia, as Administrative Agent and State Street Bank and Trust Company, as Collateral Trustee.

99.3 Amended and Restated Receivables Purchase Agreement, dated as of October 6, 2000 among Warnaco Operations Corporation, as Seller, Gregory Street, Inc., as Servicer, various financial institutions, as Purchasers, The Bank of Nova Scotia, as Agent and Citibank, N.A., as the Co-Agent.

99.4 Credit Agreement dated as of October 6, 2000 among Warnaco Inc., as the U.S. Borrower, Designer Holdings, Ltd., as the Sub Borrower, Authentic Fitness Products Inc. and the other wholly-owned subsidiaries of The Warnaco Group, Inc. designated from time to time, as the Warnaco Sub Borrowers, Warnaco (HK) Ltd., Warnaco B.V., Warnaco Netherlands B.V. and Warnaco Holland B.V., as the Foreign Borrowers, The Warnaco Group, Inc., as Guarantor, certain financial institutions, as the Lenders, The Bank of Nova Scotia and Bank of America, N.A., as the Fronting Bank and The Bank of Nova Scotia, as the Administrative Agent for the Lenders and The Bank of Nova Scotia and Salomon Smith Barney, Inc. as Co-Lead Arrangers and Co-Book Managers (the "Trade Credit Agreement").

99.5 Memorandum of Understanding, dated September 19, 2000 between Scotia Capital (U.S.A.) Inc. and The Warnaco Group, Inc.

99.6 Equity Forward Purchase Transaction, dated December 10, 1999 between Scotia Capital (U.S.A.) Inc. and The Warnaco Group, Inc.

99.7 Memorandum of Understanding, dated September 19, 2000 between SunTrust Bank and The Warnaco Group, Inc.

99.8 Equity Forward Purchase Transaction, dated February 10, 2000 between SunTrust Bank and The Warnaco Group, Inc.

99.9           Press Release, dated October 6, 2000.